SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

               Date of Report - October 6, 2003

                      TOWER BANCORP, INC.
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania             17225
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (717) 597-2137



                              N/A
(Former name or former address, if changed since last report)






















                  Page 1 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated October 6, 2003, of Tower Bancorp,
                    Inc.
             99.1  Balance Sheets September 30, 2003 and 2002
             99.2  Income Statements for the nine months
                    ended September 30, 2003 and 2002

Item 8.   Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

Item 10.  Amendments to the Registrant's Code of Ethics, or
          Waiver of a Provision of the Code of Ethics.

          Not Applicable.




                  Page 2 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Item 11.  Temporary Suspension of Trading Under Registrant's
          Employee Benefit Plans.

          Not Applicable.

Item 12.  Results of Operations and Financial Condition

          On October 6, 2003, Tower Bancorp, Inc. parent company of The First National Bank of Greencastle, reports earnings of $ 1,168,408 or earnings per share of $ .67 for the quarter ended September 30, 2003.











































                  Page 3 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  October 6, 2003     /s/ Franklin T. Klink, III
                              Franklin T. Klink, III
                              Chief Financial Officer






































                  Page 4 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
                         EXHIBIT INDEX


                                               Page Number
                                               In Manually
Exhibit                                      Signed Original

   99   News Release, dated October 6, 2003,
          of Tower Bancorp, Inc.                     6

   99.1  Balance Sheets September 30, 2003 and 2002

   99.2  Income Statements for the nine months ended
          September 30, 2003 and 2002









































                  Page 5 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
Exhibit 99

FOR IMMEDIATE RELEASE              FOR FURTHER INFORMATION:
                                   Franklin T. Klink, III
                                   Chief Financial Officer
                                   (717) 597-2137


             TOWER BANCORP, INC. REPORTS EARNINGS

GREENCASTLE, PA October 6, 2003 - Tower Bancorp, Inc. parent company of The First National Bank of Greencastle, reports

earnings of $ 1,168,408 or earnings per share of $ .67 for the quarter ended September 30, 2003.  This represents a 2%

increase compared to earnings from the third quarter of 2002.

For the first nine months in 2003, net income was $ 3,693,942 or $ 2.13 per share, a decrease of 1% compared to last year.

Return on equity and return on assets were 14.6% and 1.83%,

respectively, for the nine months of 2003.

     As of September 30, 2003, assets stood at $ 283,216,000,

an increase of 8% or $ 20,922,000 over third quarter-end

totals for the year 2002.  Total loans reached $ 204,824,000,

an increase of $ 18,625,000 or 10%, while deposits at the

quarter-end totaled $203,818,000, an increase of $ 15,780,000 or 8%.

     The above figures are based on unaudited financial

statements. The First National Bank of Greencastle operates

eight offices in the Greencastle, Chambersburg, Shady Grove,

Quincy, Laurich Estates, Mercersburg, Waynesboro and

Maugansville areas.

                              ###








                  Page 6 of 8 Numbered Pages
               Index to Exhibits Found on Page 5
                                              Exhibit 99.1
                                    TOWER BANCORP INC.
                                CONSOLIDATED BALANCE SHEET
                                        (UNAUDITED)

                                                          09-30-03            09-30-02
ASSETS                                                     (,000)              (,000)
CASH AND DUE FROM BANKS                                   $        7,187     $        7,953
INTEREST BEARING BALANCES WITH BANKS                                 772              1,841
FEDERAL FUNDS SOLD                                                     0                  0

INVESTMENTS                                                       59,916             56,422

LOANS:                                                           204,824            186,199
      RESERVE FOR LOAN LOSSES                           (         1,793)   (         1,596)

BANK PREMISES, FURNITURE & FIXTURES                                4,025              3,574
OTHER REAL ESTATE OWNED                                                0                  0
OTHER ASSETS                                                       8,285              7,901
                                                        ----------------   ----------------
TOTAL ASSETS                                              $      283,216     $      262,294
                                                        ================   ================

LIABILITIES AND CAPITAL
     DEMAND                                               $       17,772     $       14,233
     SAVINGS                                                     114,329            105,887
     TIME                                                         71,717             67,919
                                                        ----------------   ----------------
                  TOTAL DEPOSITS:                         $      203,818     $      188,039

LIABILITIES FOR BORROWED MONEY                                    41,440             38,667
FEDERAL FUNDS PURCHASED                                                0                  0
OTHER LIABILITIES                                                  3,362              3,300
                                                        ----------------   ----------------
TOTAL LIABILITIES                                         $      248,620     $      230,006
                                                        ----------------   ----------------
EQUITY CAPTIAL
     CAPITAL STOCK:
     AUTHORIZED 5,000,000 SHARES
     OUTSTANDING 1,780,100 SHARES                         $        2,225     $        2,225
SURPLUS                                                            6,722              6,712
UNDIVIDED PROFITS                                                 24,855             22,189
NET UNREALIZED GAIN (LOSS)                                         2,143              2,424
LESS: TREAS STOCK (2003 - 47,399 SHS)                   (         1,349)   (         1,262)
                                                        ----------------   ----------------
TOTAL EQUITY CAPITAL                                      $       34,596     $       32,288
                                                        ----------------   ----------------
TOTAL LIABILITIES AND CAPITAL                             $      283,216     $      262,294
                                                        ================   ================

                    BOOK VALUE                            $        19.97     $        18.63

               CAPITAL / ASSET RATIO                              12.22%             12.31%

               LOAN / DEPOSIT RATIO                              100.49%             99.02%







                           Page 7 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5

                                              Exhibit 99.2

                                TOWER BANCORP INC.
                           CONSOLIDATED INCOME STATEMENT
                                    (UNAUDITED)

                                                       NINE              NINE
                                                      MONTHS            MONTHS
INTEREST INCOME                                      09-30-03          09-30-02
-----------------------------                     ---------------- ----------------
INTEREST AND FEES ON LOANS                         $     9,246,055  $    10,029,111
INTEREST ON INVESTMENT SECURITIES                        1,690,087        2,063,335
INTEREST ON FED FUNDS SOLD                                     903                0
                                                  ---------------- ----------------
                                                   $    10,937,045  $    12,092,446
INTEREST EXPENSE
-------------------------------
INTEREST ON DEPOSITS                                     2,074,923        2,981,429
INTEREST ON OTHER BORROWED MONEY                         1,198,690        1,174,565
                                                  ---------------- ----------------
                                                   $     3,273,613  $     4,155,994
                                                  ---------------- ----------------
NET INTEREST INCOME                                $     7,663,432  $     7,936,452
PROVISION FOR LOAN LOSSES                                  270,000          220,000
                                                  ---------------- ----------------
NET INTEREST INCOME AFTER PROVISION                $     7,393,432  $     7,716,452

OTHER INCOME:
INVESTMENT SERVICES & FEE INCOME                   $       846,592  $       710,842
OTHER OPERATING INCOME                                     292,322          310,702
INVESTMENT SECURITIES GAINS (LOSSES)                     2,403,275        1,709,382
                                                  ---------------- ----------------
                                                   $     3,542,189  $     2,730,926
                                                  ---------------- ----------------
OTHER EXPENSES:
SALARIES,WAGES AND OTHER BENEFITS                  $     2,790,692  $     2,630,440
OCCUPANCY EXPENSE                                          526,451          461,660
FURNITURE AND FIXTURE EXPENSE                              391,084          420,395
OTHER OPERATING EXPENSES                                 2,144,453        1,820,583
                                                  ---------------- ----------------
                                                   $     5,852,680  $     5,333,078
                                                  ---------------- ----------------
INCOME BEFORE TAXES                                $     5,082,941  $     5,114,300
APPLICABLE INCOME TAXES                                  1,389,000        1,382,000
                                                  ---------------- ----------------

NET INCOME                                         $     3,693,941  $     3,732,300
                                                  ================ ================

NET INCOME PER SHARE:                              $          2.13  $          2.15


NUMBER OF SHARES OUTSTANDING                             1,732,701        1,732,763



                           Page 8 of 8 Numbered Pages
                        Index to Exhibits Found on Page 5